SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUPPLEMENT DATED DECEMBER 29, 2006

TO PROSPECTUS DATED APRIL 11, 2006

FOR SUN LIFE FINANCIAL MASTERS SELECT NY

ISSUED BY SUN LIFE (N.Y.) VARIABLE ACCOUNT C

Effective March 5, 2007, the above-captioned prospectus is amended to add new investment options and two new optional living benefit riders, the Income ON Demand Benefit Rider and the Retirement Asset Protector Rider, to the selection of optional benefits currently available to Contract Owners. The current optional living benefit rider, Secured Returns for Life Plus, is not replaced or altered in any way by the addition of these two new riders. Rather, anyone who purchases a Contract on or after March 5, 2007, will have the opportunity of choosing to participate in one of the three optional living benefit riders available on their Contract, provided the new riders are available in your state.

If you purchased the Secured Returns for Life Plus rider after January 1, 2007, and prior to the later of March 5, 2007 or the date the Income ON Demand Rider became available in your state, you will be given the opportunity to convert your Secured Returns for Life rider to the Income ON Demand Rider, provided you meet certain requirements. Please contact your financial advisor for further information.

1.
The following new investment options will be added to the above-captioned prospectus on or about March 5, 2007. As a result, the list of the available investment options appearing on the cover page of the prospectus is supplemented by the addition of the following investment options and corresponding investment management disclosures:

Large-Cap Value Equity Funds	Conservation Allocation Funds
MFS/ Sun Life International Value - S Class	Franklin Income Securities Fund - Class 2
Van Kampen LIT Comstock Fund - Class II	Oppenheimer Balanced Fund/VA - Service Shares
Large-Cap Blend Equity Funds	Moderate Allocation Funds
MFS/ Sun Life Core Equity - S Class	Fidelity VIP Balanced Portfolio - Service Class 2
SCSM Davis Venture Value Fund - S Class	Mid-Cap Growth Equity Funds
Large-Cap Growth Equity Funds	Fidelity VIP Mid Cap Portfolio - Service Class 2
Columbia Marsico 21st Century Fund, Variable Series -	Small-Cap Blend Equity Funds
Class B	SCSM Oppenheimer Main Street Small Cap Fund
Columbia Marsico Growth Fund, Variable Series -	- S Class
Class B	High-Quality Intermediate-Term Bond Funds
Columbia Marsico International Opportunities	MFS/ Sun Life Bond - S Class
Fund, Variable Series - Class B	Medium-Quality Intermediate-Term Bond Funds
MFS/ Sun Life International Growth - S Class	Franklin Strategic Income Securities Fund - Class 2
Mid-Cap Blend Equity Funds
First Eagle VFT Overseas Variable Series

Arnhold and S. Bleichroeder Advisers, LLC advises the First Eagle Variable Funds Trust. Columbia Management Advisors, LLC, advises the Columbia Funds (with Marsico Capital Management, LLC, sub-advising the Columbia Marsico Funds). Fidelity® Management & Research Company advises the Fidelity VIP Portfolios (with Fidelity Research & Analysis Company, Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited serving as sub-advisers for all Fidelity VIP Portfolios). Franklin® Advisers, Inc. advises the Franklin Funds. Massachusetts Financial Services Company advises the MFS/Sun Life Funds. OppenheimerFunds, Inc. advises the Oppenheimer Fund. Sun Capital Advisers LLC advises the Sun Capital Funds; SCSM Davis Venture Value Fund (sub-advised by Davis Advisors); SCSM Oppenheimer Main Street Small Cap Fund (sub-advised by OppenheimerFunds, Inc.). Van Kampen Asset Management advises the Van Kampen LIT Fund.

2.
Under the heading "PRODUCT HIGHLIGHTS," the section entitled "Optional Living Benefit Rider: Secured Returns for Life Plus" is renamed "Optional Living Benefit Riders" and the disclosure thereunder is replaced with the following disclosure:

At issue, you may choose to participate in one of three optional living benefits available under your Contract. Each option provides the living benefits guarantee in a different way:

●	Secured Returns for Life Plus offers a choice between a guaranteed minimum accumulation benefit ("GMAB") and a guaranteed minimum withdrawal benefit ("GMWB").

●
The Income ON Demand Benefit offers an income storage benefit ("ISB") rider that differs from Secured Returns for Life Plus in that, among other things, it allows you to store the annual withdrawal payments, rather than requiring you to take the payments or lose them.

●	The Retirement Asset Protector Rider offers a stand-alone GMAB rider.

The optional living benefits are available only if you are age 80 or younger on the Open Date. Your optional living benefit terminates if you annuitize or if you transfer any portion of your Account Value to an investment option other than one of the "Designated Funds" listed in the "Build Your Portfolio" Appendix. Under the Income ON Demand Benefit and the Retirement Asset Protector Rider, you may make Purchase Payments only during your first Contract Year. All three of the optional living benefits allow you to "step-up" your guaranteed amount on an annual basis. Not all of the optional living benefits are available in all states.

3.	Under the heading "FEES AND EXPENSES," the fee table and the expense examples are replaced with the following disclosure:

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments):		0%

Maximum Withdrawal Charge (as a percentage of Purchase Payments): [1]

Number of Complete Contract Years Since Purchase Payment has been in the Account	Withdrawal Charge
0-1	7%
1-2	6%
2-3	5%
3-4	4%
4-5	3%
5-6	2%
6-7	1%
7 or more	0%

Maximum Fee Per Transfer (currently $0):		$15

Premium Taxes (as a percentage of Certificate Value or total Purchase Payments):		0% - 3.5%[2]

The tables below describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 30[3]

Variable Account Annual Expenses (as a percentage of net Variable Account assets)4

Mortality and Expense Risks Charge:	1.05%
Administrative Expenses Charge:	0.15%
Distribution Fee:	0.15%

Total Variable Account Annual Expenses (without any optional benefits):	1.35%

Charges for Optional Death Benefit Feature

Maximum Annual Charge for an Optional Death Benefit Rider (MAV) (as a percentage of Account Value):	0.20%[5]

Charges for Optional Living Benefit Features

Riders Available[6]	Maximum Annual Fee[7]
Secured Returns for Life Plus Living Benefit Rider (as a percentage of the highest Account Value during the Contract Year):	0.50%
Income ON Demand Living Benefit Rider (as a percentage of the highest Income Benefit Base during the Contract Year):	0.65%
Retirement Asset Protector Living Benefit Rider (as a percentage of the highest Retirement Asset Protector Benefit Base during the Contract Year):	0.35%

Maximum Annual Charge for an Optional Living Benefit Rider (as a percentage of highest Account Value or Benefit Base during the Contract Year):	0.65%[8]

Total Variable Account Annual Expenses with Maximum Charges for an Optional Death and an Optional Living Benefit Rider (as a percentage of Account Value):	2.20%[8,9]

The table below shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses (as a percentage of average daily Fund net assets)	Minimum	Maximum
(expenses that are deducted from Fund assets, include management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement[10]	0.60%	3.04%

[1]
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Contract Years, it may be withdrawn free of the withdrawal charge. (See "Withdrawal Charges.")

[2]
The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. (See "Contract Charges -- Premium Taxes.")

[3]
The Annual Account Fee is waived if 100% of your Account Value has been allocated to the Fixed Account during the entire Contract Year or if your Account Value is $100,000 or more on your Contract Anniversary. (See "Account Fee.")

[4]
All of the Variable Account Annual Expenses, except for the charges for optional living benefit riders, are assessed as a percentage of average daily net Variable Account assets. The charge for each optional living benefit rider is assessed on a quarterly basis.

[5]	The optional death benefit rider is defined under "Death Benefit." This rider is available only if you are younger than age 80 on the Open Date.

[6]
The optional living benefit riders are defined under "OPTIONAL LIVING BENEFIT RIDER: SECURED RETURNS FOR LIFE PLUS," "OPTIONAL LIVING BENEFIT RIDER: Income ON Demand BENEFIT," and "OPTIONAL LIVING BENEFIT RIDER: RETIREMENT ASSET PROTECTOR." The charge varies depending upon the rider selected as shown under "Charges for Optional Benefit Riders."

[7]
The charges shown are assessed and deducted quarterly based upon the Account Value or benefit base on the last day of each Account Quarter. Your actual charges may be less than the maximum stated above. See "Cost of the Optional Living Benefit Rider" under "OPTIONAL LIVING BENEFIT RIDER: SECURED RETURNS FOR LIFE PLUS," "Cost of the Income ON Demand Benefit" and "Cost of the Retirement Asset Protector Benefit."

[8]
This amount assumes that the living benefit rider’s initial benefit base is equal to the Account Value. If the benefit base changes, your Total Variable Account Annual Expenses would be higher or lower.

[9]
This chart shows your insurance charges before you annuitize your Contract. As explained in "Amount of Annuity Payments," after you annuitize your Contract, the sum of your insurance charges will never be greater than 1.60% of average daily net Variable Account assets, regardless of your age on the Open Date.

[10]
The expenses shown are for the year ended December 31, 2005, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursement arrangements are taken into consideration are 0.59% and 1.56%, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for the optional death benefit (MAV) and an optional living benefit (Income ON Demand). If these optional benefits were not elected, or if fewer or less expensive options were elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$1,126	$2,014	$2,897	$5,250

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$533	$1,594	$2,647	$5,250

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years

$533	$1,594	$2,647	$5,250

The fee table and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

4.	Under the heading "CONTRACT CHARGES," the section called "Mortality and Expense Risk Charge" is deleted and replaced with the following disclosure:

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.05%. If your Purchase Payments or Account Value exceeds $1 million on your Contract Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Contract Anniversary during the Accumulation Phase. (This credit is paid out of our general account and is the result of cost savings realized on larger-sized Contracts.) The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Owner prior to the Annuity Commencement Date. The expense risk we assume is the risk that the annual Account Fee and the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract.

5.	Under the heading "CONTRACT CHARGES," the section entitled "Charges for Optional Benefit Riders" is replaced with the following disclosure:

Charges for Optional Benefit Riders

If you elect an optional living benefit rider, we will deduct, during the Accumulation Phase, an annual charge from your Account Value. The amount of the charge depends upon the rider you elect as shown in the following chart.

Riders Elected	Maximum Annual Fee

Secured Returns for Life Plus	0.50% of highest Account Value during Contract Year*
Income ON Demand Benefit	0.65% of highest Income Benefit Base during Contract Year**
Retirement Asset Protector	0.35% of highest Retirement Asset Protector Benefit Base during Contract Year***

* If your Secured Returns for Life Plus rider is cancelled, you will continue to pay the charge for the rider until your 7th Contract Anniversary.

** The Income Benefit Base is defined under "Determining Your Annual Income Amount and Your Stored Income Balance."

*** The Retirement Asset Protector Benefit Base is defined under "OPTIONAL LIVING BENEFIT RIDER: RETIREMENT ASSET PROTECTOR."

One quarter of the total amount of the annual rider fee will be deducted on the last valuation day of the Account Quarter. ("Account Quarters" are defined as three-month periods, with the first Account Quarter beginning on your Issue Date.)

If you elect the optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account equal to 0.20% of the Account Value of your Contract.

6.	The following sentence is added to the section entitled "Cost of the Optional Living Benefit Rider" under "OPTIONAL LIVING BENEFIT RIDER: SECURED RETURNS FOR LIFE PLUS:"

The maximum charge you can pay for Secured Returns for Life Plus in any one Account Year is equal to 0.50% of the highest Account Value at any point in that Account Year.

7.	After the section entitled "OPTIONAL LIVING BENEFIT RIDER: SECURED RETURNS FOR LIFE PLUS BENEFIT," the following disclosure is added:

OPTIONAL LIVING BENEFIT RIDER: Income ON Demand BENEFIT

On or before the Issue Date, you may elect to participate in an optional living benefit rider known as the Income ON Demand Benefit (the "Income ON Demand Benefit" or "Income ON Demand Rider"). To describe how the Income ON Demand Benefit works, we use the following definitions:

Income ON Demand Coverage Date:	Your Issue Date if you are at least age 59 1/2 at issue, otherwise the first Contract Anniversary following your 59th birthday.

Annual Income Amount:	The amount added to your Stored Income Balance on each Contract Anniversary beginning on the Income ON Demand Coverage Date; it is equal to 5% of your Income Benefit Base on the date of crediting.

Stored Income Balance:	The amount you may withdraw at any time without reducing the Benefit.

Income Benefit Base:	The amount used to calculate your Annual Income Amount and your cost for the Income ON Demand Benefit.

You and Your:
The terms "you" and "your" refer to the oldest Participant or the surviving spouse of the oldest Participant, as described under "Your Death Under the Income ON Demand Benefit." In the case of a non-natural Participant, these terms refer to the oldest annuitant.

The Income ON Demand Benefit may not be appropriate for all investors. Before purchasing the Income ON Demand Benefit, you should carefully consider the following:

The Income ON Demand Benefit may be appropriate for investors who

●	want a steady stream of income for life beginning at age 59 1/2.
●	want the flexibility to store income for later years, rather than having to take a specified percentage every year.
●	who can wait until age 59 1/2 to begin receiving that income.

The Income ON Demand Benefit may be inappropriate for investors who

●
anticipate the need for excess withdrawals (i.e., withdrawals in excess of those permitted annually under the terms of the Income ON Demand Benefit) or early withdrawals (i.e., withdrawals prior to age 59 1/2).

●	want the flexibility to invest in funds other than the "Designated Funds," described below.
●	are significantly younger than 59 1/2 on the Issue Date, because the Income ON Demand Benefit does not begin to accrue lifetime benefits until you are age 59 1/2.
●	are invested in contributory plans, because the Income ON Demand Benefit prohibits any Purchase Payments after the first Contract Anniversary.

You may elect to participate in the Income ON Demand Benefit, provided that:

●	the rider is available for sale in the state where the Contract is sold;

●
neither the oldest Participant nor the oldest Annuitant has attained age 81 on or before the date we receive your application in good order (in the case of a non-natural Participant, the oldest Annuitant has not attained age 81 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the investment options, known as "Designated Funds," that we make available with the Income ON Demand Benefit; and

●	you do not elect any other optional living benefit rider available under your Contract.

The Income ON Demand Benefit allows you to withdraw a guaranteed amount each year, beginning at age 59 1/2, for as long as you live, regardless of the investment performance of the Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given year will be stored in the Stored Income Balance and can be used for later withdrawals. The amount you can withdraw each year can be increased or decreased as described below under "Determining Your Stored Income Balance."

In addition, if you make no withdrawals during the first 10 Contract Years, regardless of your age on the Issue Date, we will credit to your Account Value an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. If you are participating in the Income ON Demand Benefit, you may not make Purchase Payments after the first year following your Issue Date.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	decreased following any withdrawals you take prior to becoming age 59 1/2;

●	decreased following any withdrawals you take after becoming age 59 1/2, if such withdrawal is in excess of the Stored Income Balance at the time of the withdrawal;

●	increased by any step-ups as described below under "Step-Up Under the Income ON Demand Benefit";

●
increased to the extent you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described below under "How the Income ON Demand Benefit Works"; and

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Stored Income Balance

On the Income ON Demand Coverage Date, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). After the initial Stored Income Balance has been set, your Stored Income Balance

●	increases by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date,

●	increases on each Contract Anniversary by the amount of your Annual Income Amount determined on that Anniversary,

●	decreases by the amount of any withdrawals you take, and

●	decreases by the amount you use in exercising your "one-time" option to increase your Income Benefit Base (described under "How the Income ON Demand Benefit Works").

How the Income ON Demand Benefit Works

Under the terms of the Income ON Demand Benefit, you can take withdrawals up to the amount of your Stored Income Balance at any time, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero, as long as your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel the Rider. Although your Stored Income Balance will begin accumulating on the Income ON Demand Coverage Date, you may not begin withdrawing your Stored Income Balance until you are at least age 59 1/2 without reducing your Income Benefit Base. You can continue to withdraw your Stored Income Balance until your Annuity Commencement Date.

Note that the timing and amount of your withdrawals may significantly decrease your total Income ON Demand Benefit, as described further under "Withdrawals Under the Income ON Demand Benefit" and "Tenth-Year Credit." Note also that investing in any Funds, other than the "Designated Funds," will cancel the Income ON Demand Benefit as described under "Cancellation of the Income ON Demand Benefit."

Your Stored Income Balance can be used in two ways. You can withdraw all or a portion of your Stored Income Balance through partial withdrawals, or you can use all or a portion of your Stored Income Balance to effect a "one-time" increase of your Income Benefit Base.

Withdrawals from your Stored Income Balance can be taken at any time after age 59 1/2 without affecting your Income Benefit Base. If, at any time prior to your Annuity Commencement Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn in that Contract Year, and

●	the withdrawal will not be subject to surrender charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. This option may be exercised only once and must occur prior to your Annuity Commencement Date and prior to the later of your tenth Contract Anniversary and the Contract Anniversary following your 65th birthday. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of Stored Income Balance used will be added to your Income Benefit Base; and

●	your Annual Income Amount will be reset on your next Contract Anniversary to equal 5% of the then Income Benefit Base.

After you exercise this "one-time" option, your new Annual Income Amount will be added to your Stored Income Balance on each Contract Anniversary, unless and until there is another occurrence (as noted in this section) that changes your Annual Income Amount.

Here is an example of how the Income ON Demand Benefit works.

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in the Income ON Demand Benefit. Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)

1	$5,000	→	$5,000
2	$5,000	→	$10,000
3	$5,000	→	$15,000
4	$5,000	→	$20,000
5	$5,000	→	$25,000
6	$5,000	→	$30,000
7	$5,000	→	$35,000
8	$5,000	→	$40,000
9	$5,000	→	$45,000
10	$5,000	→	$50,000

Assume that, immediately prior to your tenth Contract Anniversary, you decide to use the full amount of your Stored Income Balance ($50,000) to increase your Income Benefit Base. Your Income Benefit Base will be increased to $150,000. Your Annual Income Amount will be $7,500 (5% of your Income Benefit Base). Therefore $7,500 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)

11	$7,500	→	$7,500
12	$7,500	→	$15,000
13	$7,500	→	$22,500
14	$7,500	→	$30,000
15	$7,500	→	$37,500

Assume instead that you decide to take a lump sum withdrawal of $50,000, thus depleting your Stored Income Balance. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$5,000	→	$5,000
12	$5,000	→	$10,000
13	$5,000	→	$15,000
14	$5,000	→	$20,000
15	$5,000	→	$25,000

Withdrawals Under the Income ON Demand Benefit

       Withdrawals After Age 59 1/2

Starting at age 59 1/2, you may take annual withdrawals up to your Stored Income Balance without affecting your Income ON Demand Benefit. These withdrawals will reduce your Stored Income Balance dollar for dollar, but will not change your Income Benefit Base. Withdrawals taken after you reach age 59 1/2 are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract,

●	your Stored Income Balance, or

●	your yearly Required Minimum Distribution Amount (subject to conditions discussed under "Tax Issues Under the Income ON Demand Benefit").

Here is an example of a partial withdrawal that does not exceed your Stored Income Balance.

Using the facts of the first example, assume that, immediately prior to your tenth Contract Anniversary, you decide to take a lump sum withdrawal of $30,000 from the $50,000 in your Stored Income Balance, thus reducing your Stored Income Balance to $20,000. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount will remain at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$5,000	→	$25,000
12	$5,000	→	$30,000
13	$5,000	→	$35,000
14	$5,000	→	$40,000
15	$5,000	→	$45,000

       Excess Withdrawals

If you take a withdrawal that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if higher), your Income Benefit Base will be reset to equal the lesser of:

●
the Income Benefit Base prior to the withdrawal reduced dollar for dollar by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

●	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of a withdrawal that exceeds your Stored Income Balance, thus reducing future Annual Income Amounts even if the market has performed well.

Using the facts of the first example, assume that, immediately prior to your tenth Contract Anniversary, you decide to take a lump sum payment of $60,000 thus exceeding your Stored Income Balance of $50,000. Assume also that your Account Value immediately prior to the withdrawal is $120,000. Your Income Benefit Base will be reset to the lesser of (a) your old Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 - ($60,000 - $50,000) = $90,000)] or (b) your new Account Value after the withdrawal ($120,000 - $60,000 = $60,000) or $60,000. Your new Annual Income Amount will be $3,000 (5% of your Income Benefit Base). Therefore $3,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$3,000	→	$3,000
12	$3,000	→	$6,000
13	$3,000	→	$9,000
14	$3,000	→	$12,000
15	$3,000	→	$15,000

Excess withdrawals taken in a down market could even more severely reduce your Income ON Demand Benefit. Here is an example of an excess withdrawal taken after the investment performance of the underlying funds has reduced your Account Value:

Using the facts of the preceding example, assume that your Account Value immediately prior to the withdrawal is $80,000. Your Income Benefit Base will be reset to equal the lesser of (a) your previous Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 - ($60,000 - $50,000) = $90,000)] and (b) your Account Value immediately after the withdrawal ($80,000 - $60,000 = $20,000) or $20,000. Your new Annual Income Amount will be $1,000 (5% of your Income Benefit Base). Therefore, only $1,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$1,000	→	$2,000
12	$1,000	→	$3,000
13	$1,000	→	$4,000
14	$1,000	→	$5,000
15	$1,000	→	$6,000

       Withdrawals Prior to Age 59 1/2 (Early Withdrawals)

All withdrawals taken before age 59 1/2, including any "free withdrawal amounts" or RMD Amounts, will be treated as excess withdrawals and the Income Benefit Base will be reduced in the same manner described above for other excess withdrawals. In addition, withdrawals prior to age 59 1/2 will also be subject to withdrawal charges, to the extent such withdrawals are in excess of the "free withdrawal amount" permitted under your Contract. Early withdrawals could severely reduce (or even exhaust) your Income ON Demand Benefit. Here is an example of an early withdrawal taken after the investment performance of the underlying funds has reduced your Account Value.

Assume that you are age 50 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in the Income ON Demand Benefit. Your Income Benefit Base is set equal to your initial Purchase Payment on your Issue Date ($100,000), but benefits under the Income ON Demand Benefit do not begin to accrue until the first Contract Anniversary after your 59th birthday (your Income ON Demand Coverage Date). Assume also that poor investment performance of your underlying funds has reduced your Account Value to $85,000 by the end of your second Contract Year. At that time, you decide to withdraw $5,000, further reducing your Account Value to $80,000. Your Income Benefit Base will be reset to $80,000 which is the lesser of (1) your previous Income Benefit Base reduced by the full amount of the early withdrawal ($100,000 - $5,000 = $95,000) and (2) your Account Value immediately after the withdrawal ($85,000 - $5,000 = $80,000). Assuming you take no additional withdrawals prior to your Income ON Demand Coverage Date, your Annual Income Amount will be $4,000 (5% of your Income Benefit Base).

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)

1	$0	→	$0
2	$0	→	$0
3	$0	→	$0
4	$0	→	$0
5	$0	→	$0
6	$4,000	→	$4,000
7	$4,000	→	$8,000
8	$4,000	→	$12,000
9	$4,000	→	$16,000
10	$4,000	→	$20,000

In addition to reducing your Income ON Demand Benefit, any withdrawal before age 59 1/2 could have adverse tax consequences. You should consult your tax adviser for more information.

       Depleting Your Account Value

If your Account Value is reduced to zero as a result of an "excess withdrawal" or an "early withdrawal" (as described above), your Stored Income Balance and your Income Benefit Base will both be reduced to zero. Therefore, your Contract, as well as your Income ON Demand Benefit, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the underlying funds, Contract charges, and withdrawals other than excess or early withdrawals, your Income Benefit Base will not be reduced. Your Contract will therefore end, but the Income ON Demand Benefit will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive annual payments. These payments will be equal to 5% of the amount of your Income Benefit Base, as determined on the day your Account Value is reduced to zero and increased (if you choose) by any remaining Stored Income Balance as described below. These payments will begin on the first Contract Anniversary after you reach age 59 1/2 and continue for as long as you live. If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your "annual lifetime payments," you must deplete your Stored Income Balance by

(a)	taking a lump sum withdrawal of your remaining Stored Income Balance,

(b)
using the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your "annual lifetime payments"), if you have not already exercised this one-time option as described under "How the Income ON Demand Benefit Works," or

(c)	using a combination of (a) and (b).

Because the Contract has ended, a lump sum withdrawal will not be subject to any withdrawal charges. You should be aware, however, that a lump sum withdrawal could be subject to certain tax consequences. You should consult your tax advisor for more information.

Cost of the Income ON Demand Benefit

If you elect the Income ON Demand Benefit Rider, we will deduct a quarterly fee from your Account Value ("Income ON Demand Fee"). The Income ON Demand Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. ("Account Quarters" are defined as three-month periods, with the first Account Quarter beginning on your Issue Date.) The Fee will be a percentage of your Income Benefit Base. This percentage rate will equal 0.1625% of your Income Benefit Base on the last day of the Account Quarter. The maximum Income ON Demand Fee you can pay in any one Contract Year is equal to 0.65% of the highest Income ON Demand Benefit Base at any point in that Contract Year.

Your Income ON Demand Fee will not change during an Contract Year, unless you take one of three specific actions:

●	If you make an additional Purchase Payment during your first Contract Year, you will increase your Income Benefit Base and thus your Income ON Demand Fee.

●	If you take advantage of the one-time option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base and thus your Income ON Demand Fee.

●	If you make a withdrawal prior to age 59 1/2 or a withdrawal in excess of your Stored Income Balance, you will decrease your Income Benefit Base and thus your Income ON Demand Fee.

The investment performance of the underlying funds will not affect your Income ON Demand Fee during an Contract Year. However, as stated below under "Step-Up Under the Income ON Demand Benefit," favorable investment performance may cause the Income Benefit Base to increase on an Contract Anniversary. That would also increase your Income ON Demand Fee.

We will continue to deduct the Income ON Demand Fee until you annuitize your Contract, your Account Value reduces to zero, or your Income ON Demand Benefit is cancelled as described under "Cancellation of the Income ON Demand Benefit".

Tenth-Year Credit

If you make no withdrawals during your first ten Contract Years, on your tenth Contract Anniversary, we will credit your Account Value with an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. Your Income Benefit Base will not change. This tenth-year credit will be allocated on a pro rata basis to all Designated Funds in which you are invested at the time.

Step-Up Under the Income ON Demand Benefit

Regardless of your age on the Issue Date, on each Contract Anniversary prior to your maximum Annuity Commencement Date, you have the opportunity to step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your Account Value less your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Income ON Demand Coverage Date and therefore do not yet have a Stored Income Balance, your Account Value must only be greater than your current Income Benefit Base.)

If you satisfy the eligibility requirements, we then determine if market conditions have caused us to increase the percentage rate used to calculate the Income ON Demand Fee on newly issued Contracts.

●
If we have not had to increase the percentage rate on newly issued Contracts, the percentage rate we use to calculate your Income ON Demand Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate on newly issued Contracts, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your Income ON Demand Fee and step-up your Income ON Demand Benefit.

If you are 59 1/2 or older at the time of step-up, the step-up will increase your Income Benefit Base to an amount equal to your Account Value less your Stored Income Balance. If you are younger than 59 1/2 at the time of step-up, the step-up will increase your Income Benefit Base to an amount equal to your Account Value. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Designated Funds

To participate in the Income ON Demand Benefit, all of your Account Value must be invested in one or more of the "Designated Funds" during the entire term of the Income ON Demand Benefit. (The term of the Income ON Demand Benefit is for life, unless your Income Benefit Base is reduced to zero or your Income ON Demand Benefit is terminated or cancelled as described under "Cancellation of the Income ON Demand Benefit," "Depleting Your Account Value," and "Annuitization Under the Income ON Demand Benefit.") Your application package contains a list of the only Funds, Guarantee Period dollar cost averaging programs, and asset allocation models that currently qualify as "Designated Funds." We reserve the right, in our sole discretion, to change the available Designated Funds on new and existing Contracts without prior notice. Any time there is a change in the Designated Funds, your Account Value will remain in the previously available Designated Funds. However, any future transfers or Purchase Payments you make may only be allocated to the Designated Funds then available.

       Build Your Portfolio

Among the choices of "Designated Funds" is a selection of Funds ("portfolio model"), that you design yourself using certain broad guidelines that we provide. To "build your portfolio," you pick Funds from each of five asset classes: cash and short-term bond Funds; intermediate and long-term bond Funds; core equity Funds; growth equity Funds; and specialty Funds. Altogether you must pick at least three Funds but no more than 18 Funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the five asset classes altogether must total 100%. A chart showing the Funds available in each asset class and the percentage range assigned to each asset class is included in the attached appendix titled "Build Your Portfolio."

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See "Transfer Privilege," described in your Prospectus.) Withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds. Any additional Purchase Payments will be allocated proportionally to your current Fund selection. (Under the terms of the Income ON Demand Benefit, however, additional Purchase Payments will only be permitted during your first Contract Year.) At any time you can change your Fund selection by providing new allocation instructions. Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the Funds over the prior quarter.

If at any time a Fund is closed to new business, no new payments or transfers into the Fund will be permitted. Portfolio rebalancing of the Fund will, however, continue. To make a payment into your portfolio model after a Fund within the model has been closed, you must redesign your portfolio model without the closed Fund. Your entire Account Value will then be reallocated to your new portfolio model.

Cancellation of the Income ON Demand Benefit

Should you decide that the Income ON Demand Benefit is no longer appropriate for you, you may cancel the Income ON Demand Benefit at any time. Upon cancellation, all benefits and charges under the Income ON Demand Rider shall cease. Once cancelled, the Rider cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under "Transfer Privilege," the Income ON Demand Rider will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract will also cancel the Benefit.

Tax Issues Under the Income ON Demand Benefit

If your Contract is a Non-Qualified Contract, it is possible that the election of the Income ON Demand Benefit might increase the taxable portion of any withdrawal you make from the Contract.

If your Contract is a Qualified Contract, the retirement plan governing that Qualified Contact may be subject to certain Required Minimum Distribution ("RMD") provisions imposed by the Internal Revenue Code (the "Code") and IRS regulations (collectively, the "Federal Tax Laws"). These RMD provisions require that a yearly amount be distributed from the retirement plan beginning generally in the calendar year in which you attain age 70 1/2. Your failure to withdraw your yearly RMD amount from your retirement plan could result in adverse tax treatment. Because for certain retirement plans we do not know what assets are held by the plan, we assume for all plans that the Qualified Contract is the only asset and we determine a yearly RMD amount for only this Contract ("Yearly RMD Amount").

When you elect to participate in the Income ON Demand Benefit, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your Income ON Demand Benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under the Income ON Demand Benefit as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the Income ON Demand Benefit, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70 1/2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Contract Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD Amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), we reserve the right, in our sole discretion, to reduce your Stored Income Balance and your Income Benefit Base, or both of these amounts, per the terms of the Contract regarding excess withdrawals (see "Withdrawals Under the Income ON Demand Benefit"), when a Yearly RMD Amount withdrawn from your Contract exceeds your Stored Income Balance.

Please refer to "Tax Considerations - Impact of Optional Death Benefit and Optional Living Benefit Riders" for more information regarding these and other tax issues that you should consider before electing to participate in the Income ON Demand Benefit.

Your Death Under the Income ON Demand Benefit

If you selected single-life coverage, the Rider terminates on the death of a Participant and your Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new Income ON Demand Benefit Rider on the original Contract (assuming that the Income ON Demand Benefit is available to new Participants at the time of such election). If the surviving spouse makes such election:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●	the new Income ON Demand Fee will be set by us based on market conditions at the time and may be higher than the current Income ON Demand Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited; and

●	the new Stored Income Balance will be reset to zero.

Annuitization Under the Income ON Demand Benefit

Under the terms of the Income ON Demand Benefit, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3, above.

If your Account Value has been reduced to zero (other than as a result of an "early withdrawal" or an "excess withdrawal"), and your Income Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Income Amount until you die. For a more complete discussion of this, see "Depleting Your Account Value."

OPTIONAL LIVING BENEFIT RIDER: RETIREMENT ASSET PROTECTOR

On or before the Issue Date, you may elect to participate in an optional living benefit rider known as the Retirement Asset Protector Rider. To describe how the Retirement Asset Protector Rider works, we use the following definitions:

Retirement Asset Protector Benefit Base:
An amount equal to the sum of all Purchase Payments made during the first year following your Issue Date, decreased by any partial withdrawals taken and increased by any step-ups as described under "Step-Up Under the Retirement Asset Protector Rider."

GMAB Maturity Date:
The date when the Retirement Asset Protector Rider matures. If you are younger than 80 on the Issue Date, your GMAB Maturity Date is the later of your 10th Account Anniversary or 10 years from the date of your last step-up. If you are 80 on the Issue Date, your GMAB Maturity Date is your maximum Annuity Commencement Date. (See "Step-Up Under the Retirement Asset Protector Rider.")

You and Your:
Under the Retirement Asset Protector Rider, the terms "you" and "your" refer to the oldest Participant or the surviving spouse of the oldest Participant as described under "Your Death Under the Retirement Asset Protector Rider." In the case of a non-natural Participant, these terms refer to the oldest annuitant.

The Retirement Asset Protector Rider is designed for long-term investors. It provides them with the security of knowing that their investments will be protected during down markets or, if that guarantee is not needed, that their Retirement Asset Protector Fees will be refunded. The Retirement Asset Protector Rider guarantees a return of the greater of

●	the excess of your Retirement Asset Protector Benefit Base over your Account Value or
●	your total fees paid for the Retirement Asset Protector Rider ("Retirement Asset Protector Fees"),

regardless of the investment performance of the Funds, provided that you have reached the GMAB Maturity Date.

The Retirement Asset Protector Rider may be appropriate for investors who

●	want to protect their principal and who can afford to wait at least 10 years before withdrawing from their investment.
●	want a refund of their fees if the guarantee is not needed.

The Retirement Asset Protector Rider may be inappropriate for investors who

●	want lifetime income guarantees.
●	want the flexibility to invest in funds other than the "Designated Funds," described below.
●	are invested in contributory plans, because the Retirement Asset Protector Benefit prohibits any Purchase Payments after the first Contract Anniversary.

You may elect to participate in the Retirement Asset Protector Rider, if:

●	the rider is available for sale in the state where the Contract is sold;

●
neither the oldest Participant nor the oldest Annuitant has attained age 81 on or before the date we receive your application in good order (in the case of a non-natural Participant, the oldest Annuitant has not reached age 81 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the investment options, known as "Designated Funds" that we make available with the Retirement Asset Protector Rider; and

●	you do not elect any other optional living benefit rider available under your Contract.

If you are participating in the Retirement Asset Protector Rider, you may not make Purchase Payments after the first year following your Issue Date.

Cost of the Retirement Asset Protector Rider

If you elect the Retirement Asset Protector Rider, we will deduct a quarterly fee from your Account Value ("Retirement Asset Protector Fee"). The Retirement Asset Protector Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. ("Account Quarters" are defined as three-month periods, with the first Account Quarter beginning on your Issue Date.) The Fee will be a percentage of your Retirement Asset Protector Benefit Base. This percentage rate will equal 0.0875% of your Retirement Asset Protector Benefit Base on the last day of the Account Quarter. The maximum Retirement Asset Protector Fee you can pay in any one Contract Year is equal to 0.35% of the highest Retirement Asset Protector Benefit Base at any point in that Contract Year.

Your Retirement Asset Protector Fee will not change, unless you take one of these specific actions:

●	If you made an additional Purchase Payment during your first Contract Year, you will increase your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

●	If you make a partial withdrawal, you will decrease your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

●	If you elect a "step-up" of your Retirement Asset Protector Benefit Base, your Retirement Asset Protector Fee will increase.

The investment performance of the underlying funds will not affect your Retirement Asset Protector Fee unless you elect a step-up of your Retirement Asset Protector Benefit Base.

We will continue to deduct the Retirement Asset Protector Fee until:

●	you annuitize your Contract;

●	the Retirement Asset Protector Rider matures on the GMAB Maturity Date;

●	your Retirement Asset Protector Rider is cancelled as described under "Cancellation of the Retirement Asset Protector Rider;" or

●	your Account Value is reduced to zero.

How the Retirement Asset Protector Rider Works

On the GMAB Maturity Date, we will credit your Account Value with an amount equal to the greater of (a) any excess of your Retirement Asset Protector Benefit Base over your Account Value after adjusting for any Contract charges and (b) the total amount of Retirement Asset Protector Fees paid between the Issue Date and the GMAB Maturity Date. To determine the value of (b), we multiply

●	the sum of the value of the Retirement Asset Protector Benefit Base on the last day of each Account Quarter since the Issue Date times

●	one quarter of the annual Retirement Asset Protector Fee (0.35% ÷ 4).

The greater of the two amounts will be allocated on a pro rata basis to all Designated Funds in which you are invested at that time. Here is an example of how we calculate benefits under the Retirement Asset Protector Rider:

●
Assume that you purchased a Contract on January 2, 2007 with an initial Purchase Payment of $100,000 and you selected the Retirement Asset Protector Rider. Your Retirement Asset Protector Benefit Base equals your deposit amount of $100,000.

●	Assume you make an additional Purchase Payment of $50,000 on February 2, 2007, thus increasing your Retirement Asset Protector Benefit Base to $150,000.
●	Assume you make no withdrawals or additional Purchase Payments prior to the GMAB Maturity Date on January 2, 2017.
●
Assume that, because of poor investment performance, your Account Value on January 2, 2017 is $140,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $10,000 ($150,000 - $140,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of the Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Inception Date ($150,000 x 40) times one quarter of the annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $5,250. Therefore, we will credit $10,000 to your Account Value.

●
Assume instead that, because of better investment performance, your Account Value on January 2, 2017, is $155,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, your Account Value will be credited with the total amount of Retirement Asset Protector Fees paid. In this case, the amount will be $5,250.

Withdrawals Under the Retirement Asset Protector Rider

All withdrawals you take, including any free withdrawal amounts or RMD Amounts, will reduce the dollar value of the Retirement Asset Protector Benefit Base proportionally to the amount withdrawn. For example, after a partial withdrawal, the new Retirement Asset Protector Benefit Base will equal:

Retirement Asset Protector Benefit Base immediately before partial withdrawal	x	Account Value immediately after partial withdrawal
Account Value immediately before partial withdrawal

Taking withdrawals may reduce your benefit under the Retirement Asset Protector Rider. Here is an example of how we handle withdrawals under the Retirement Asset Protector Rider:

●
Assume that you purchased a Contract on January 2, 2007 with an initial Purchase Payment of $100,000 and you selected the Retirement Asset Protector Rider. Your Retirement Asset Protector Benefit Base equals your deposit amount of $100,000.

●
Assume that, on March 10, 2009, your Account Value is $80,000. Assume further that you take a withdrawal of $10,000 on that date, thus reducing your Account Value to $70,000. Your Retirement Asset Protector Benefit Base is reduced proportionally to the amount withdrawn. Therefore your new Retirement Asset Protector Benefit Base is $100,000 x ($70,000 / $80,000), or $87,500.

●	Assume you make no additional withdrawals prior to the GMAB Maturity Date on January 2, 2017.
●
Assume that, because of investment performance, your Account Value on January 2, 2017 is $80,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $7,500 ($87,500 - $80,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of your Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Issue Date [($100,000 x 8) + ($87,500 x 32)] times one quarter of your annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $3,150. Therefore, we will credit $7,500 to your Account Value.

Step-Up Under the Retirement Asset Protector Rider

On or after your first Contract Anniversary, you may elect to increase your Retirement Asset Protector Benefit Base to your then current Account Value. The step-up election may be made on any day on or after your first Contract Anniversary. (We reserve the right, in our sole discretion, to require step-up elections to occur only on Account Anniversaries.)

If you are participating in the Retirement Asset Protector Rider, on the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your Retirement Asset Protector Benefit Base to an amount equal to your Account Value. If you elect to step-up, at least 1 full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current Retirement Asset Protector Benefit Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own that have been issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.

Under the Retirement Asset Protector Rider, your Step-Up Date must be at least 10 years prior to your maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, then we will automatically extend your Annuity Commencement Date to equal your GMAB Maturity Date.

Without a step-up, your benefit under the Retirement Asset Protector Rider will "mature" on your 10th Contract Anniversary. If you elect to step-up your Retirement Asset Protector Benefit Base, your benefit under the Retirement Asset Protector Rider will mature 10 years from the Step-Up Date. In either case, on the day your Retirement Asset Protector Rider matures (the "GMAB Maturity Date"), we will credit the greater of

●	any excess of your Retirement Asset Protector Benefit Base over your Account Value, or

●	the total amount of fees you paid for the Retirement Asset Protector Rider.

●
Assume that you purchased a Contract on January 2, 2007 with an initial Purchase Payment of $100,000 and you selected the Retirement Asset Protector Rider. Assume further that your Retirement Asset Protector Fees remain constant until the GMAB Maturity Date. Your Retirement Asset Protector Benefit Base equals your deposit amount of $100,000.

●
Assume that, on January 2, 2008, your Account Value is $118,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, you elect to step-up to a new ten-year period with a new Retirement Asset Protector Benefit Base of $118,000. Your new GMAB Maturity Date will be January 2, 2018.

●	Assume you make no withdrawals prior to the GMAB Maturity Date on January 2, 2018.
●
Assume that your Account Value on January 2, 2018 is $112,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $6,000 ($118,000 - $112,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of your Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Issue Date [($100,000 x 4) + ($118,000 x 40)] times one quarter of your annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $4,480. Therefore, we will credit $6,000 to your Account Value.

We reserve the right to discontinue offering the step-up provision of the Retirement Asset Protector Rider if we determine that, based upon market conditions at the time of the step-up, we can no longer offer the Retirement Asset Protector Rider to new Contracts at the current percentage rate used to calculate the Retirement Asset Protector Fee as set forth above under "Cost of the Retirement Asset Protector Rider." In that case, we will send notification that the step-up provision under your Contract has been discontinued unless you elect to begin a new step-up provision at the higher percentage rate. Your written consent is required to accept the higher percentage rate and continue to step-up.

Renewal of the Retirement Asset Protector Rider

If you elect to participate in the Retirement Asset Protector Rider and you remain in the Rider until it matures, you may elect to renew your participation in the Retirement Asset Protector Rider, provided that we are still offering the Retirement Asset Protector Rider to new Participants. Upon renewal, the annual charge for participation in the Retirement Asset Protector Rider will be extended under the terms and conditions applicable to new Participants at that time. We reserve the right, in our sole discretion, to stop offering the Retirement Asset Protector Rider to new Participants, in which case renewals will no longer be available.

Designated Funds

To participate in the Retirement Asset Protector Rider, all of your Account Value must be invested in one or more of the "Designated Funds" during the entire term of the GMAB Maturity Date. Your application package contains a list of the only Funds, Guarantee Period dollar cost averaging programs, and asset allocation models that currently qualify as "Designated Funds." We reserve the right, in our sole discretion, to change the available Designated Funds on new and existing Contracts without prior notice. Any time there is a change in the Designated Funds, your Account Value will remain in the previously available Designated Funds. However, any future transfers or Purchase Payments you make may only be allocated to the Designated Funds then available.

       Build Your Portfolio

Among the choices of "Designated Funds" is a selection of Funds ("portfolio model"), that you design yourself using certain broad guidelines that we provide. To "build your portfolio," you pick Funds from each of five asset classes: cash and short-term bond Funds; intermediate and long-term bond Funds; core equity Funds; growth equity Funds; and specialty Funds. Altogether you must pick at least three Funds but no more than 18 Funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the five asset classes altogether must total 100%. A chart showing the Funds available in each asset class and the percentage range assigned to each asset class is included in attached appendix titled "Build Your Portfolio."

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See "Transfer Privilege," described in your Prospectus.) Withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds. Any additional Purchase Payments will be allocated proportionally to your current Fund selection. (Under the terms of the Retirement Asset Protector Benefit, however, additional Purchase Payments will only be permitted during your first Account Year.) At any time you can change your Fund selection by providing new allocation instructions. Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the Funds over the prior quarter.

If at any time, a Fund is closed to new business, no new payments or transfers into the Fund will be permitted. However, portfolio rebalancing of the Fund will continue. To make a payment into your portfolio model after a Fund within the model has been closed, you must redesign your portfolio model without the closed Fund. Your entire Account Value will then be reallocated to your new portfolio model.

Cancellation of the Retirement Asset Protector Rider

You may cancel the Retirement Asset Protector Rider at any time. Upon cancellation, all benefits and charges under the Rider shall cease. Once cancelled, the Rider cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under "Transfer Privilege," the Retirement Asset Protector Rider will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into any investment option other than a Designated Fund.

A change of ownership of the Contract will also cancel the Benefit.

Tax Issues Under the Retirement Asset Protector Rider

If your Contract is a Non-Qualified Contract, it is possible that the election of the Retirement Asset Protector Rider might increase the taxable portion of any withdrawal you make from the Contract.

If your Contract is a Qualified Contract, the retirement plan governing that Qualified Contact may be subject to certain required minimum distribution ("RMD") provisions imposed by the Internal Revenue Code and IRS regulations (collectively, the "Federal Tax Laws"). These RMD provisions require that a yearly amount be distributed from the retirement plan beginning generally in the calendar year in which you attain age 70 1/2. Your failure to withdraw your yearly RMD amount from your retirement plan could result in adverse tax treatment.

If you withdraw all or a portion of your retirement plan's yearly RMD amount from the your Qualified Contract while participating in the Retirement Asset Protector Rider, we reduce your Account Value by the amount of the withdrawal and your Retirement Asset Protector Benefit Base proportionally (see "Withdrawals Under the Retirement Asset Protector Rider").

Please refer to "Tax Considerations - Impact of Optional Death Benefit and Optional Living Benefit Riders" for more information regarding these and other tax issues that you should consider before electing to participate in an optional living benefit rider.

Your Death Under the Retirement Asset Protector Rider

If you die while participating in the Retirement Asset Protector Rider, all benefits and charges under the Rider will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary and elects to continue the Contract. Your surviving spouse has two options under the Contract.

(1)
Your spouse can automatically continue in the Retirement Asset Protector Rider even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.") The GMAB Maturity Date does not change.

(2)
Your surviving spouse can elect to participate in a new Retirement Asset Protector Rider on the original Contract (assuming that the rider is available to new Participants at the time of such election). The Retirement Asset Protector Fee may be higher than your current fee. The Retirement Asset Protector Fee will be set by us based upon market conditions at the time of election. The Retirement Asset Protector Benefit Base will be equal to the Account Value after the death benefit has been credited. The new GMAB Maturity Date will be 10 years after the Retirement Asset Protector Rider has been reelected.

APPENDIX: BUILD YOUR PORTFOLIO

Asset Class A1	Asset Class A2	Asset Class B1	Asset Class B2	Asset Class C
15% to 60%	10% to 40%	20% to 50%	0% to 30%	0% to 10%
Money Market: MFS Money Market MM1/5	High Quality Intermediate Term Bond: PIMCO Total Return PTR/A7	Conservative Allocation: Franklin Income Securities K1/ISC	Small Cap Value Equity: Franklin Small Cap Value Securities FVS/A5	Medium Quality Intermediate Term Bond: Franklin Strategic Income Securities SIC/K2
High Quality Short Term Bond: PIMCO Low Duration PLD/E2	High Quality Intermediate Term Bond: Sun Cap Intermediate Investment Grade Bond IGB/E5	Conservative Allocation: Oppenheimer Balanced/VA OBV/M9	Small Cap Blend Equity: SC Oppenheimer Main Street Small Cap VSC/K5	Low Quality Short Term Bond: MFS High Yield MFC/84
	High Quality Intermediate Term Bond: MFS Government Securities MFK/77	Moderate Allocation: Fidelity VIP Balanced FVB/M7	Large Cap Growth Equity: MFS Emerging Growth MFF/11	Low Quality Short Term Bond: PIMCO Emerging Markets Bond (Emerging Market Debt) PMB/C6
	High Quality Intermediate Term Bond: MFS Bond MF7/27	Large Cap Value Equity: Lord Abbett All Value LAV/E3	Large Cap Growth Equity: Oppenheimer Capital Appreciation OCA/A9	Real Estate (REITs): Sun Cap Real Estate SRE/E4
	High Quality Long Term Bond: PIMCO Real Return (TIPS) PRR/A6	Large Cap Value Equity: Lord Abbett Growth and Income LA1/A1	Large Cap Growth Equity: Sun Capital All Cap SSA/E6	Real Return: Pimco Real Return All Asset PRA/H1
		Large Cap Value Equity: MFS Value MV1/29	Mid Cap Growth Equity: Lord Abbett Growth Opportunities LA9/B2	Commodities: PIMCO Real Return Commodities PCR/H2
		Large Cap Value Equity: MFS Total Return MFJ/6	Small Cap Blend Equity: Oppenheimer Main Street Small Cap OMS/B1	Emerging Market Equity: Franklin Templeton Developing Markets TDM/H4
		Large Cap Value Equity: Van Kampen LIT Comstock II VLC/K3	Small Cap Growth Equity: MFS New Discovery M1A/33	Emerging Market Equity: MFS Emerging Markets Equity EM1/21
		Mid Cap Value Equity: Franklin Mutual Shares FMS/A4	Large Cap Growth Equity: MFS Strategic Growth SG1/7
		Mid Cap Value Equity: Lord Abbett Mid Cap Value LA2/A2	Large Cap Growth Equity: MFS MIG M1B/31
		Mid Cap Value Equity: MFS Utilities MFE/73	Foreign: Large Cap Value Equity: MFS International Value MI1/9
		Large Cap Blend Equity: MFS Capital Opportunities CO1/23	Foreign: Large Cap Value Equity: Templeton Foreign Securities FTI/A3
		Large Cap Blend Equity: MFS MIT MFL/78	Foreign: Large Cap Blend Equity: MFS Research International RI1/35
		Large Cap Blend Equity: MFS Research RE1/13	Foreign: Large Cap Blend Equity: Templeton Growth Securities FTG/C1
		Large Cap Blend Equity: MFS Core Equity RG1/25	Foreign: Mid Cap Blend Equity: First Eagle Overseas Variable Portfolio SGI/C7
		Large Cap Blend Equity: SC Davis Venture Value SVV/K4	Foreign: Large Cap Growth Equity: Oppenheimer Global Securities OGG/E1
		Large Cap Blend Equity: Oppenheimer Main Street OMG/A8	Large Cap Growth Equity: Columbia Marsico Growth CMG/N2
		Fidelity Freedom Fund - 2010 F10/H5	Large Cap Growth Equity: Columbia Marsico 21st Century MCC/N1
		Fidelity Freedom Fund - 2015 F15/H6	Foreign: Large Cap Growth Equity: Columbia Marsico International Opportunities NMI/F3
		Fidelity Freedom Fund - 2020 F20/H7	Mid Cap Growth Equity: Fidelity VIP Mid Cap FVM/M6
Foreign: Large Cap Growth Equity: MFS International Growth IG1/19
Large Cap Growth Equity: SC FI Large Cap Growth LGF/J2

If you purchase your contract after March 5, 2007, the Funds in BOLD will not be available for investment.